PRELIMINARY COPY

                                M.D.J.B., INC.

                                     PROXY

                     1995 SPECIAL MEETING OF SHAREHOLDERS


         The undersigned hereby appoints David D. O'Donnell and William Ayer, and each of them, with full power of substitution as proxies for the undersigned, to attend the special meeting of shareholders of M.D.J.B., Inc.
to be held at Colorado Technical University located at 4435 N. Chestnut Street, Room 250, Colorado Springs, Colorado 80907 on Saturday, February 24, 1996 at 10:00 a.m., Mountain Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

         1. ADOPTION OF THE MERGER AGREEMENT WITH WHITMAN MEDICAL CORP. AND THE TRANSACTIONS CONTEMPLATED THEREBY:

                          [ ]  FOR, or [ ]  AGAINST, or [ ]  ABSTAIN

         2. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

                         (CONTINUED ON THE OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

         THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE PROPOSAL LISTED IN ITEM 1.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                  Receipt of Notice of Special Meeting of
                                  Shareholders and Proxy Statement-Prospectus dated _______, 1996 is hereby acknowledged:

                                  Dated _________________________, 1996
                                  _____________________________________
                                  _____________________________________
                                  _____________________________________
                                      Signature(s)


                                  (PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                  APPEAR HEREON, INDICATING, WHERE PROPER,
                                  OFFICIAL POSITION OR REPRESENTATIVE CAPACITY.)

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                                     II-10

                                                              PRELIMINARY COPY

                             WHITMAN MEDICAL CORP.

                                     PROXY

                     1995 SPECIAL MEETING OF SHAREHOLDERS


         The undersigned hereby appoints Randy S. Proto and Joseph Lichtenstein, and each of them, with full power of substitution as proxies for the undersigned, to attend the special meeting of shareholders of Whitman Medical Corp., to be held at the offices of Ernst & Young LLP located at 99 Wood Avenue South, Iselin, New Jersey 08830, on February 27, 1996 at 10:00 a.m., Eastern Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:


         1. ADOPTION OF THE MERGER AGREEMENT WITH M.D.J.B., INC. AND THE TRANSACTIONS CONTEMPLATED THEREBY:

                      [ ]  FOR, or [ ]  AGAINST, or [ ]  ABSTAIN

         2. ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF WHITMAN MEDICAL CORP. TO WHITMAN EDUCATION GROUP, INC.:

                      [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

         3. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

                         (CONTINUED ON THE OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

         THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE PROPOSALS LISTED IN ITEMS 1 AND 2.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.


                                 Receipt of Notice of Special Meeting of
                                 Shareholders and Proxy Statement-Prospectus dated _______, 1996 is hereby acknowledged:

                                 Dated ________________________, 1996
                                 ____________________________________
                                 ____________________________________
                                 ____________________________________
                                           Signature(s)


                                 (PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                 APPEAR HEREON, INDICATING, WHERE PROPER,
                                 OFFICIAL POSITION OR REPRESENTATIVE CAPACITY.)

182435-1
                                     II-11